BEAR STEARNS                       COMPUTATIONAL MATERIALS FOR RAMP 2001-RZ4








                       NEW ISSUE COMPUTATIONAL MATERIALS




                                  $275,000,000

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-RZ4


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2001-RZ4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                                OCTOBER 29, 2001






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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Current Principal Balance (as of          $245,002,559
10/1/01)
 Loan Count                                       1,649
 Average Current Principal Balance             $148,576
 Range of Current Principal Balance  $16,600 - $400,000
        Up to $25,000.00                          0.02%
        $25,000.01 to $50,000.00                  0.86%
        $50,000.01 to $75,000.00                  4.16%
        $75,000.01 to $100,000.00                 8.37%
        $100,000.01 to $125,000.00               12.25%
        $125,000.01 to $150,000.00               14.59%
        $150,000.01 to $175,000.00               13.32%
        $175,000.01 to $200,000.00               11.38%
        $200,000.01 to $300,000.00               27.99%
        $300,000.01 to $400,000.00                7.05%
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 WA Gross Coupon                                 9.069%
 Range of Gross Coupons                6.000% - 12.875%
        6.000% to 6.999%                          0.06%
        7.000% to 7.999%                          2.32%
        8.000% to 8.999%                         51.32%
        9.000% to 9.999%                         34.29%
        10.000% to 10.999%                        7.74%
        11.000% to 11.999%                        3.65%
        12.000% to 12.999%                        0.62%
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 WA Age (months)                                      0
 WA Original Term to Maturity                       359
(months)
 WA Remaining to Maturity Term                      359
(months)
        121 to 180                                0.41%
        181 to 240                                0.03%
        301 to 360                               99.56%
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 Balloon / Fully Amortizing             0.00% / 100.00%
 First Lien / Second Lien               100.00% / 0.00%
 WA Debt-to-Income Ratio                         39.23%
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 WA Credit Score                                    710
 Range of Credit Scores                       580 - 808
        580 - 599                                 1.32%
        600 - 619                                 2.55%
        620 - 639                                 6.95%
        640 - 659                                 6.85%
        660 - 679                                 6.39%
        680 - 699                                14.41%
        700 - 719                                13.53%
        720 - 739                                18.11%
        740 - 759                                16.14%
        760 - 779                                 8.24%
        780 - 799                                 4.75%
        800 - 819                                 0.76%
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________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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 WA Original LTV                                102.35%
 Range of Original LTV                 80.00% - 107.00%
        70.01% - 80.00%                           0.09%
        80.01% to 90.00%                          0.36%
        90.01% to 95.00%                          6.30%
        95.01% to 100.00%                        32.60%
        100.01% to 101.00%                        0.75%
        101.01% to 102.00%                        2.53%
        102.01% to 103.00%                       23.86%
        103.01% to 104.00%                        5.49%
        104.01% to 105.00%                        4.04%
        105.01% to 106.00%                        3.92%
        106.01% to 107.00%                       20.05%
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 CREDIT GRADE
 A1                                              47.05%
 A2                                              27.91%
 A3                                              15.24%
 A4                                               2.64%
 AX                                               5.31%
 AM                                               1.84%
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 PROPERTY TYPE
 SF Detached                                     74.90%
 PUD                                             11.58%
 Low-Rise Condo                                   8.96%
 PUD Attached                                     3.59%
 Townhouse                                        0.97%
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 OCCUPANCY STATUS
 Owner Occupied                                  96.29%
 Non-Owner Occupied                               3.71%
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 DOCUMENTATION
 Full Documentation                              82.68%
 Limited Documentation                           17.32%
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 LOAN PURPOSE
 Purchase                                        82.87%
 Cash-out Refinance                              12.77%
 Rate/Term Refinance                              4.36%
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 PREPAYMENT PENALTY TERM
  None                                           61.01%
  12 months                                       1.16%
  24 months                                       0.57%
  36 months                                      35.34%
  42 months                                       0.20%
  60 months                                       1.67%
  Other (not more than 60 months)                 0.05%
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 GEOGRAPHIC CONCENTRATION (> 5%)
                                    26.17% CA
                                    7.04% FL
                                    6.49% TX
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________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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